TEALSTONE COMMERCIAL, INC.
AND AFFILIATE

Combined Financial Statements
For the Three Months Ended
March 31, 2017 and 2016

TEALSTONE COMMERCIAL, INC.
AND AFFILIATE

Table of Contents

TEALSTONE COMMERCIAL, INC.
AND AFFILIATE
(Unaudited)
Condensed Combined Balance Sheets
March 31, 2017 and December 31, 2016

Assets

	March 31, 2017	December 31, 2016
Current assets:		
Cash	$ 139,344	$ 2,778,150
Accounts receivable	19,875,731	20,738,195
Inventory	137,012	108,271
Prepaid expenses	53,573	105,567
Costs and estimated earnings in excess of billings on contracts	4,024,828	4,364,121
Total current assets	24,230,488	28,094,304
Property and equipment :		
Construction equipment	202,969	202,968
Furniture and office equipment	190,701	190,702
Vehicles	502,579	497,670
Leasehold improvements	112,507	112,507
	1,008,756	1,003,847
Less accumulated depreciation	443,480	432,305
	565,276	571,542
Goodwill	9,073,859	9,073,859
Other assets:		
Deposits	950	950
	950	950
	$ 33,870,573	$ 37,740,655

Liabilities and Stockholder Equity

	March 31, 2017	December 31, 2016
Current liabilities:		
Accounts payable, trade	$ 9,589,195	$ 9,632,469
Accrued liabilities	823,022	600,248
Billings in excess of costs and estimated earnings on contracts	303,316	102,008
State income tax payable	268,000	215,000
Current maturities of long-term debt	-	-
Total current liabilities	10,983,533	10,549,725
Other liabilities:		
Long-term debt	-	-
Stockholder equity:		
Common stock	40	40
Additional paid-in capital	164,960	164,960
Retained earnings	22,722,040	27,025,930
	22,887,040	27,190,930
	$ 33,870,573	$ 37,740,655

The accompanying notes are an integral part of the condensed combined financial statements.

TEALSTONE COMMERCIAL, INC.
AND AFFILIATE
(Unaudited)
Condensed Combined Statements of Operations and Retained Earnings
March 31, 2017 and 2016

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
Income from construction		
Revenue earned	$ 41,829,548	$ 39,490,806
Job costs	34,892,790	32,027,349
Gross profit	6,936,758	7,463,457
Expenses:		
General and administrative expenses	1,616,671	1,256,097
Income from operations	5,320,087	6,207,360
Other income and (expenses):		
Other income	-	3,126
Gain (loss) on sale of assets	-	-
Interest income	13,720	4,229
Interest expense	-	(511)
Income before provision for state income tax expense	5,333,807	6,214,204
Provision for state income tax expense	53,000	55,000
Net income	5,280,807	6,159,204
Retained earnings:		
Beginning of period	27,025,930	18,275,450
Stockholder distributions	(9,584,697)	(1,900,000)
End of period	$ 22,722,040	$ 22,534,654

The accompanying notes are an integral part of the condensed combined financial statements.

TEALSTONE COMMERCIAL, INC.
AND AFFILIATE
(Unaudited)
Condensed Combined Statement of Cash Flows
March 31, 2017 and 2016

	2017	2016
Cash flows from operating activities:		
Net income	$ 5,280,807	$ 6,159,204
Adjustments to reconcile net income to net cash provided by (used in) operating activities:		
Depreciation	45,000	57,000
(Gain) loss on sale of assets	-	-
(Increase) decrease in:		
Receivables	878,532	(4,820,297)
Inventory	(28,741)	(35,282)
Costs and estimated earnings in excess of billings on uncompleted contracts	339,293	(177,009)
Other assets	36,435	(3,984)
(Decrease) increase in:		
Accounts payable	(43,274)	1,883,704
Accrued liabilities	222,265	887,825
Billings in excess on costs and estimated earnings on uncompleted contracts	201,308	539,370
State income tax payable	53,000	73,200
Net cash provided by (used in) operating activities	6,984,625	4,563,731
Cash flows from investing activities:		
Proceeds from sale of assets	31,599	-
Purchases of property and equipment	(70,333)	(71,873)
Net cash provided by (used in) investing activities	(38,734)	(71,873)
Cash flows from financing activities:		
Proceeds from long-term debt	-	-
Payments of long-term debt	-	(22,177)
Distributions to stockholders	(9,584,697)	(1,900,000)
Net cash provided by (used in) financing activities	(9,584,697)	(1,922,177)
Increase (decrease) in cash and cash equivalents	(2,638,806)	2,569,681
Cash, beginning of period	2,778,150	1,060,107
Cash, end of period	$ 139,344	$ 3,629,788
Supplemental cash flow information:		
Cash paid during the year for:		
Interest	-	511
Income tax	-	-

The accompanying notes are an integral part of the condensed combined financial statements.

Note 1 - Summary of Significant Accounting Policies

The condensed combined financial statements present the combination of Tealstone Commercial, Inc. and Tealstone Residential Concrete, Inc. (the Company), which are affiliated through common ownership. Intercompany transactions have been eliminated. Management has determined that the affiliate does not qualify for consolidation as a variable interest entity.

The Company is engaged in a single industry: the pouring and finishing of concrete primarily in the North Texas area. The work is performed under cost-plus-fee contracts and fixed-price contracts. The length of the Company's contracts varies, but is typically less than one year.

The condensed combined financial statements included herein have been prepared by the Company, without audit, in accordance with the rules and regulations of the Financial Accounting Standards Board ("FASB") and should be read in conjunction with the Annual Report for the year ended December 31, 2016. Certain information and note disclosures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") have been either condensed or omitted pursuant to FASB rules and regulations. The condensed combined financial statements reflect, in the opinion of management, all normal recurring adjustments necessary to present fairly the Company's financial position at March 31, 2017 and the results of operations and cash flows for the periods presented. The December 31, 2016 condensed consolidated balance sheet data herein was derived from audited financial statements, but as discussed above, does not include all disclosures required by GAAP. Interim results may be subject to significant seasonal variations, and the results of operations for the three months ended March 31, 2017 are not necessarily indicative of the results to be expected for the full year or subsequent quarters.

Management uses estimates and assumptions in preparing these condensed combined financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Recognition of income and costs on construction contracts

The Company uses the percentage-of-completion method of reporting profits on major construction contracts. Under this method, the percentage of the cost incurred to date to the total estimated costs is used to determine the portion of the contract amount which is considered earned to date. At the time a loss on a contract becomes known, the full amount of the projected loss is recognized. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation. Selling, general and administrative costs are charged to expense as incurred.

Inventory

Inventory consists of raw materials and supplies that have not been assigned to a specific contract and is stated at the lower of cost or net realizable value.

Property and equipment

Property and equipment are stated at cost and depreciated over estimated useful lives ranging from three to fifteen years using straight-line method. Maintenance and repairs are charged against earnings when incurred. Major renewals and additions are capitalized.

Depreciation expense for the three months ended March 31, 2017 and 2016, amounted to $45,000 and $57,000, respectively, which is included in job costs and general and administrative expenses on the combined statements of operations and retained earnings.

Condensed combined statements of cash flows

For purposes of the combined statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

At March 31, 2017, the Company had no exposure on cash balances in excess of federally insured amounts.

Presentation of certain taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company's accounting policy is to exclude these taxes from revenues and job costs.

Note 2 - Provision for State Income Tax

The Company elected by consent of its stockholders to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay Federal corporate tax on its taxable income. Instead, the stockholders are liable for individual Federal income tax on the taxable income.

The provision for state income tax consists of current state income tax for the three months ended March 31, 2017 and 2016.

The Company does not have any unrecognized tax benefit that could significantly change its provision for income tax.

The Company is subject to examination for the prior three years for Federal taxing authorities and the prior four years for state taxing authorities.

Note 3 – Subsequent Events

On April 3, 2017, Sterling Construction Company, Inc. acquired the stock of the Company. All existing management personnel were retained.